UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 15, 2022
Date of Report (date of earliest event reported)

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)
(415) 657-5500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Cutera, Inc. (the “Company” or “Cutera”) held its Annual Meeting of Stockholders on June 15, 2022 (the “Annual Meeting”). As of April 18, 2022, the record date of the Annual Meeting, 18,142,553 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 16,719,991 shares, or approximately 92.16% of the Company’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.
Cutera’s stockholders voted on four proposals at the Annual Meeting. The final results of the votes regarding each proposal are set forth below.
Proposal One – Election of Directors. The following nominees were elected as directors to serve for one-year terms expiring at the 2023 Annual Meeting of Stockholders based on the following votes:

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Gregory A. Barrett	15,256,261	108,975	13,676	1,341,079
Sheila A. Hopkins	15,354,557	11,234	13,121	1,341,079
David H. Mowry	15,279,799	86,776	12,337	1,341,079
Timothy J. O'Shea	15,177,153	187,783	13,976	1,341,079
Juliane T. Park	15,355,240	10,241	13,431	1,341,079
J. Daniel Plants	15,231,574	133,362	13,976	1,341,079
Joseph E. Whitters	15,356,124	8,812	13,976	1,341,079
Janet L. Widmann	15,355,312	10,179	13,421	1,341,079
Katherine S. Zanotti	15,354,515	10,976	13,421	1,341,079

Proposal Two – Ratification of BDO USA, LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2022. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,667,896	41,058	11,037	0

Proposal Three – Non-Binding Advisory Vote on the Compensation of Named Executive Officers. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,260,035	95,374	23,503	1,341,079

Proposal Four – Approval of Amendment and Restatement of Our 2019 Equity Incentive Plan. The proposal was approved, and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,086,807	2,272,944	19,161	1,341,079

Item 9.01 Exhibits

Exhibit No.	Description
10.1	Cutera, Inc. 2019 Equity Incentive Plan (amended and restated as of June 15, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: June 17, 2022	/s/ Jeremy Livianu
Jeremy Livianu
Vice President, General Counsel and Corporate Secretary